Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AO

FORTY-FOURTH AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Forty-fourth Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.    Customer has requested and CSG has agreed to provide an additional service order distribution interface (”SODI”) to support Customer's Nex Gen Provisioning project.  As a result, and in accordance with the terms of the agreement:

(a)  The ****** maintenance fee of $*********** pursuant to Schedule F, CSG Services, II. Interfaces, Section D. Telephony, A. Service Order Distribution Interface, 3. Maintenance (per interface) of the Agreement, will be invoiced by CSG to Customer for the additional instance of SODI referenced in this Section 1 upon completion of implementation, pursuant to that certain Statement of Work entitled "Service Order Distribution (SODI) Interface for Nex Gen Provisioning Implementations" (CSG document no. 2503970), of such SODI instance (the "SODI Nex Gen SOW").

(b)  CSG will invoice and Customer agrees to pay an additional ******* fee of $******** for the SODI referenced in this Section 1 in Customer's production/training environment pursuant to Schedule F, CSG SERVICES, II. Interfaces, D. Telephony, A. Service Order Distribution Interface, 4. Operations Support, upon completion of implementation, pursuant to the SODI Nex Gen SOW.

(c) Section 8(ii) of the Fifteenth Amendment dated January 11, 2011 (CSG document no. 2306672), as amended by the Seventeenth Amendment dated November 4, 2011 (CSG document no. 2507468), and as further amended by Section 1(b) of the Thirty-second Amendment dated August 8, 2012 (CSG document no. 2313710), is hereby amended to increase the ******* support fee of $*********** per ***** by $******** to $*********** for the SODI in Customer's CTER ("QAKA") environment.

2.    Customer has requested and CSG has agreed to provide an additional third party verification interface (the ”TPV Interface”) to support Customer's Nex Gen Provisioning project.  As a result, and in accordance with the terms of the agreement:

(a)  CSG will invoice and Customer agrees to pay an additional ****** maintenance and processing fee of $********* pursuant to Schedule F, CSG Services, II Interfaces, Section D. Telephony, C. Automated Third Party Verification for Voice Services Interface, 3. Maintenance and Processing Fees for the TPV Interface referenced in this Section 2 upon completion of the implementation, pursuant to that certain Statement of

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Work entitled "Third Party Verification Interface & ENI Port Nex Gen Provisioning" (CSG document no. 2504003), of such TPV Interface instance and event notification interface ("ENI") ports.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 10/30/13	Date: 30 Oct 2013